                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: May 4, 1998



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



               DELAWARE                                94-3121462
      (State or other jurisdiction        (I.R.S. Employer Identification No.)
    of incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500

ITEM 5. OTHER EVENTS

        On May 4, 1998, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Initial Clincial Results Reported on Celtrix's SomatoKine(R) Treatment for Severe Burns. Further details regarding this announcement are contained in the Company's news release dated May 4, 1998, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)   EXHIBITS

Exhibit 21 Celtrix Pharmaceuticals, Inc. News Release dated May 4, 1998.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  May 4, 1998               By: /s/ DONALD D. HUFFMAN
                                 -------------------------
                                 Donald D. Huffman
                                 Vice President, Finance & Administration Chief
                                 Financial Officer (Duly authorized principal
                                 financial and accounting officer.)

                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


     Exhibit Number

     Exhibit 21 Celtrix Pharmaceuticals, Inc. Press Release dated May 4, 1998.